Restructuring Programs	12 Months Ended
Jun. 30, 2024
Restructuring and Related Activities [Abstract]
Restructuring Programs
NOTE 6. RESTRUCTURING PROGRAMS
The Company recorded restructuring charges of $89 million, $119 million and $90 million for the fiscal years ended June 30, 2024, 2023 and 2022, respectively.
Fiscal 2024 Restructuring
The restructuring charges in fiscal 2024 primarily related to employee termination benefits, including those recorded in the first half of the fiscal year resulting from actions taken by the Company’s businesses in response to the headcount reduction initiative announced in February 2023.
Fiscal 2023 Restructuring
The restructuring charges in fiscal 2023 primarily related to employee termination benefits resulting from actions taken by the Company’s businesses in response to the headcount reductions announced in February 2023.
Fiscal 2022 Restructuring
The restructuring charges in fiscal 2022 primarily related to employee termination benefits.
Changes in restructuring program liabilities were as follows:

	One-time employee termination benefits	Other costs	Total
	(in millions)
Balance, June 30, 2021	$50	$35	$85
Additions	65	25	90
Payments	(89)	(19)	(108)
Other	(3)	—	(3)
Balance, June 30, 2022	$23	$41	$64
Additions	110	9	119
Payments	(86)	(9)	(95)
Other	1	—	1
Balance, June 30, 2023	$48	$41	$89
Additions	83	6	89
Payments	(106)	(12)	(118)
Other	(1)	—	(1)
Balance, June 30, 2024	$24	$35	$59
As of June 30, 2024 and June 30, 2023 restructuring liabilities of approximately $33 million and $59 million, respectively, were included in the Balance Sheet in Other current liabilities and $26 million and $30 million, respectively, were included in Other non-current liabilities.